THE GABELLI GROWTH FUND

                              FIRST QUARTER REPORT

                                 MARCH 31, 2002


                                                           [GRAPHIC OMITTED]
                                                                    HOWARD WARD

                                                            HOWARD F. WARD, CFA

TO OUR SHAREHOLDERS,
      The Enron matter has all the makings of a feature length film. Will Michael Douglas portray Jeffrey Skilling? This is a first rate scandal of proportions rarely seen before. Enron is now bankrupt and its auditor, Arthur Andersen, appears to be well on its way to being buried alive. I can't defend Arthur Andersen. Their actions, in the case of Enron, appear inexcusable. Granted, it's no easy task for outside accountants to ferret out wrongdoing when the books they are examining are fraudulently put together by members of senior management acting in collusion. The issue of fraud is different from concerns that may be raised about aggressive accounting practices. Independent auditors will not catch everything.

      However, in the matter of Enron, it appears as if the scope of wrongdoing went beyond senior management and actually included a few accountants from Andersen. If senior management and "outside" auditors are in collusion, then shareholders have no chance. Is it just a coincidence that Arthur Andersen, Enron's accounting firm, was also the accounting firm used by Waste Management and Sunbeam, two companies charged with accounting fraud by the Securities Exchange Commission ("SEC"). Both companies settled their SEC cases last year.
As I hope you know, we never owned Enron, because it was never a legitimate growth stock. It turns out there wasn't much of anything legitimate about it, except its failure. Enron is the biggest bankruptcy in history and the most amazing story of the class of '02 bankruptcy cases, which so far includes other less colorful failures like Kmart, Global Crossing and McLeodUSA. Stay tuned.

INVESTMENT PERFORMANCE
      For the first quarter ended March 31, 2002, The Gabelli Growth Fund (the "Fund") declined 3.00%. The Standard & Poor's ("S&P") 500 Index rose 0.28% while the Lipper Large-Cap Growth Fund Average declined 2.87% over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund rose 14.79% over the trailing six-month period, while the S&P 500 Index and the Lipper Large-Cap Growth Fund Average rose 10.99% and 10.78%, respectively, over the same six-month period. The Fund declined 7.75% over the trailing twelve-month period. The S&P 500 Index rose 0.16% while the Lipper Large-Cap Growth Fund Average declined 5.93% over the same twelve-month period.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                  ---------------------------------------------------------
                                                    1st         2nd         3rd         4th          Year
                                                  ------       -----       -----       -----        ------
  2002:   Net Asset Value                         $27.82         --          --          --             --
          Total Return                             (3.00)%       --          --          --             --
------------------------------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value                         $30.16      $31.18      $24.24       $28.68        $28.68
          Total Return                            (20.2)%       3.4%      (22.3)%       18.3%        (24.1)%
------------------------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value                         $50.10      $49.73      $46.88       $37.79        $37.79
          Total Return                              7.7%       (0.7)%      (5.7)%      (11.3)%       (10.6)%
------------------------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                         $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return                              8.8%        7.4%       (0.8)%       26.1%         46.3%
------------------------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value                         $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return                             12.9%        3.2%      (14.5)%       30.2%         29.8%
------------------------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value                         $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return                              1.5%       19.4%       14.2%         3.1%         42.6%
------------------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                         $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return                              7.2%        2.5%        4.1%         4.4%         19.4%
------------------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                         $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return                              6.0%       10.2%        8.4%         4.9%         32.7%
------------------------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value                         $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return                             (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
------------------------------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value                         $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return                              0.6%        0.6%        7.3%         2.5%         11.3%
------------------------------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value                         $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return                             (4.7)%      (2.7)%       4.0%         8.5%          4.5%
------------------------------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value                         $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return                             11.7%       (0.9)%       8.3%        12.0%         34.3%
------------------------------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value                         $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return                             (1.9)%       6.3%      (11.5)%        6.2%         (2.0)%
------------------------------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value                         $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return                             10.6%       12.4%       11.0%         1.5%         40.1%
------------------------------------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value                         $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return                             16.1%       14.1%        2.5%         2.5%         39.2%
------------------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns - March 31, 2002 (a)
--------------------------------------------------------------------------------
   1  Year ...................................    (7.75)%
   5  Year ...................................    11.93%
   10 Year ...................................    12.79%
   Life of Fund (b) ..........................    14.64%

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date Rate Per Share Reinvestment Price
---------------------------------------------------
December 27, 2001     $0.0042         $28.83
December 27, 2000     $3.8450         $38.19
December 27, 1999     $5.1600         $45.59
December 28, 1998     $1.7450         $35.15
December 30, 1997     $5.7900         $28.58
December 31, 1996     $2.3240         $24.14
December 29, 1995     $3.9600         $22.16
December 30, 1994     $2.7900         $19.68
December 31, 1993     $0.7600         $23.26
December 31, 1992     $0.6460         $21.59
December 31, 1991     $0.5730         $21.28
December 31, 1990     $0.4600         $16.27
December 29, 1989     $0.6540         $17.07
December 30, 1988     $0.3770         $12.65
January 4, 1988       $0.1520         $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

      For the three-year period ended March 31, 2002, the Fund's total return fell 4.00% annually, versus average annual total declines of 2.53% and 7.15% for the S&P 500 Index and the Lipper Large-Cap Growth Fund Average, respectively, over the same three-year period. For the five-year period ended March 31, 2002, the Fund's total return averaged 11.93%, versus average annual total returns of 10.18% and 7.79% for the S&P 500 Index and the Lipper Large-Cap Growth Fund Average, respectively.

      For the ten-year period ended March 31, 2002, the Fund's total return averaged 12.79% annually, versus average annual total returns of 13.25% and 10.07% for the S&P 500 Index and the Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10th, 1987 through March 31, 2002, the Fund had a cumulative total return of 674.54%, which equates to an average annual total return of 14.64%.

THE ECONOMY
      The patient lives. We have been told by the National Bureau of Economic Research that a recession began last March. Maybe. Existing home sales were the highest on record last year as thirty-year fixed mortgage rates fell to an average of 6.97%, barely higher than the 6.94% average of 1998, the lowest on record. All told, 5.25 million homes changed hands, beating the 1999 record of
5.21 million homes. These are not recession numbers. Don't forget last year was a gold medal year for auto and light truck sales, too, albeit without great profits due to incentives.

      The Federal Reserve Board ("Fed") met on January 30, 2002 and to no one's surprise did nothing. Two days later, we learned that the unemployment rate declined in January from 5.8% to 5.6%. This was the first decline in the unemployment rate since May of 2001. It's hard to fathom a declining unemployment rate at this stage of a "recession." Also, in January, sales of previously owned homes rose by 16% to an annual pace of 6.04 million. This is a record pace and makes us question the recession talk. The previous record was set last August when sales ran at an annual rate of 5.49 million. The economic news for January continued strong. Orders for durable goods rose a surprising 2.9% in January after rising at a 0.9% in December. Shipments of metals posted their largest monthly increase since 1994. Construction of new homes rose 6.3% to the highest level since February of 2000.

      The employment picture continued to brighten in February. Non-farm payrolls rose by 66,000 jobs in February for the first gain since February of 2001. The unemployment rate also improved, falling to 5.5% from 5.6%, after peaking at 5.8% in December. Most economists expected the unemployment rate to exceed 6.0% this year before declining. In testimony before the House of Representatives on March 7, Fed Chairman Greenspan said the recovery "is already well under way." On March 9, the President signed into law a watered down economic stimulus package designed to inject $51 billion into the economy this year and $94 billion over 5 years. The core of the bill is to stimulate capital investment by providing additional depreciation benefits on new investment, up until September 11, 2004.

      The warm weather, low mortgage rates and rising consumer confidence combined to produce continued strength in existing home sales in February. Seasonally adjusted sales of 5.88 million units (annual rate) exceeded estimates of 5.47 million units, down 2.8% from January but the second strongest month on record, following January's record 6.05 million units. According to the National Association of Realtors in Washington D.C., the median price of an existing home sale in February was $150,000, up 8.2% from the same period a year ago. The strength in housing is more than fluky seasonal adjustments and it's good news for consumer balance sheets.

      With all the attention given to consumer debt in the U.S., I thank economist Bruce Steinberg of Merrill Lynch for doing some important balance sheet analyses. According to Steinberg, the financial net worth of all U.S. households was 365% of total disposable personal income, the highest ratio of the countries that comprise the Group of Seven major economies. Our net worth, looking at financial assets and excluding real estate, relative to our income, was tops. Moreover, our liabilities relative to our disposable income placed us third behind only the Germans and Japanese, both regarded as pretty thrifty. We will live to shop another day.

      The Institute of Supply Management -- formerly known as the National Association of Purchasing Management -- reported its factory index rose to 55.6 in March, compared to 54.7 in February. It was the fifth consecutive increase in the index. New orders placed at U.S. Factories rose to a reading of 65.3, the highest level since October of 1987. Additionally, the Commerce Department said construction spending rose in February at the fastest rate in a year.

      The economy has generally benefited from the decline in oil prices over the last year. Now, however, with high tensions in the Middle East, the price of crude has risen 20% in the last month. The average price of a gallon of regular unleaded gasoline has increased from about $1.14 on March 4 to about $1.37. This developing story looks like a negative if it does not reverse course soon. But the higher cost of oil, on its own, is unlikely to derail the budding economic recovery. Real Gross Domestic Product ("GDP") looks like it may grow about 4% this year.

THE STOCK MARKET
      The stock market seemed a tad confused during the first quarter. Surely to some degree it was consolidating the impressive fourth quarter gains off the September 21, 2001 stock market low, which has held. After all, the S&P 500 Index rallied over 20% from the low (meeting the definition of a Bull market) and the Nasdaq Composite Index jumped over 30%. If only the need to pause and refresh explained everything, which it clearly doesn't. The economic news was mostly good during the first quarter but the stock market failed to fully embrace it. The market seemed to understand that the warmest winter on record -- at least until next winter -- gave rise to less than perfect seasonal adjustment factors. Adding to the confusion surrounding the seasonal adjustments was the economic impact of the 9/11 attacks during the fourth quarter. So the market said the economy is getting better but not as quickly as some economists would have us believe. Fair enough.

      What's more, the good news for housing and autos does not necessarily mean good news for all sectors of the market. The news coming out of tech land remains mixed and most of the news in telecom land is negative as far as profits are concerned. Adding to a skittish market are the credibility issues facing corporate America and the accounting profession. It's one thing for investors to question the integrity of financial statements issued by Computer Associates or Tyco, but now the market has taken a critical eye to the incomplete disclosure of General Electric and IBM. If you can't trust the General and Big Blue, whom are you going to trust? The war against terrorism is another concern.

      Accounting issues aside, corporate managers must stop the practice of making promises they can't deliver. Under-promising is now the order of the day, just in case anyone is still listening. We do know that Main Street doesn't like conflicted stock analysts, crooked accountants and corporate managers that will say and do just about anything for an extra buck. No wonder gold has rallied sharply. No wonder the valuation gap between the U.S. and emerging markets has shrunk. Speaking of a crisis in confidence, take a look at what's left of the "Japanese miracle." On January 31, 2002, the Nikkei Stock Average of 225 Tokyo Stocks fell below the Dow Jones Industrial Average for the first time since 1957. It closed the day at 9,791. It peaked on the last trading day of 1989 at 38,915. At that time, the Dow Jones Industrial Average stood at 2,753. That gap of over 36,162 points has been closed. Japan's Topix Index, akin to the S&P 500 Index, recently traded at a 17 year low.

      Clearly, the stock market has been dealing with a lot of news, not all of it positive. While its performance during the first quarter was a bit disappointing, given what looks like a real improvement in the growth outlook, the six-month returns are materially positive. Perhaps the market's main message during the quarter was in letting us know we are not completely out of the woods yet. The "issues" the market is contending with won't clear up overnight.

PORTFOLIO HIGHLIGHTS
      Of the forty-three issues held in the portfolio at quarter's end, exactly twenty-one of them rose during the quarter. Unlike last year's fourth quarter, individual industry sector performance was quite diverse. In general, our technology holdings gave back some of their fourth quarter gains, although our best performing stock for the quarter was chipmaker Texas Instruments (+18%). Our media holdings exhibited the best breadth, with six issues gaining, led by Interpublic Group (+16%), McGraw Hill (+12%) and Viacom (+10%). Our health care issues were mostly higher, led by Baxter (+11%), Johnson & Johnson (+10%) and Wyeth (+7% and formerly named American Home Products). Our financial service stocks were mostly positive with the best gains registered by Merrill Lynch (+6%), State Street Boston (+6%) and Marsh and McLennan (+5%). Tiffany rose 23% but The Home Depot fell 5%.

      Five of our worst ten performers were technology stocks with Tellabs claiming worst honors (-30%). Other underperformers included Sun Microsystems (-28%), Qualcomm (-25%), Nokia (-15%) and EMC (-11%). Our media laggards were Cablevision (-28%), AOL Time Warner (-26%) and Comcast (-12%). Vodafone fell 28%. Speaking of laggards, I lost patience with Corning and Nortel Networks during the quarter and both holdings were sold. The expected recovery in their markets has been further postponed.

LOOKING AHEAD
      Needless to say, making forecasts about the near term direction of the stock market has rarely been so dangerous. In addition to the usual concerns regarding economic growth and inflation, we have to weigh in with concerns about the quality and integrity of financial statement reporting and terrorist attacks on our soil. I want to focus on what is most important to the stock market and that is likely going to be a profit recovery. While there is plenty to be stressed out about, I want to have a portfolio that will benefit from a profit improvement. The big story of 2000 was overvaluation. If you got that right, nothing else was nearly as important. In 2001, the big story was falling profits and recession. Again, if you nailed that, good performance followed. I believe the major story for 2002 will be one of economic and profit recovery, however anemic it may be early in the year. While there is plenty of fog in the forecast right now, I expect the economy and the earnings comparisons to improve with each of this year's four quarters.

      As you may recall, we have had a portfolio built to perform in an improving economy since last year and, yes, we were early. But our returns over the last six months, both in an absolute and relative sense, are strong. We are continuing with our significant industry sector weightings in Media (25% of total assets), Financial Services (24%), and Technology (22%). Less cyclical is our investment in health care (16%). New investments in Walgreen and Wal-Mart join our preexisting retailing investments of The Home Depot and Tiffany to bring our weighting in retailing to about 9%.

      Unlike some investors, I don't think the Fed is close to tightening monetary policy. While a premature tightening by the Fed is a risk to our growth expectations, I don't think it is likely. I don't think the Fed tightens until the recovery has progressed much further, given the real need to see an improvement in corporate profits. Barring additional terrorist acts on our soil, I believe the economy and the stock market will continue to improve.

LET'S TALK STOCKS
      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

ANALOG DEVICES (ADI - $45.04 - NYSE) is a diversified manufacturer of semiconductors with leading positions in analog chips and digital signal processors, where it claims the number two position after Texas Instruments (TXN
- $33.10 - NYSE). ADI is also a leader in converters, which convert digital signals into analog, or real world, signals. The company's business is well diversified by industry with 15% exposure to wireless handsets and infrastructure, 25% exposure to personal computers and consumer electronics and 30% exposure to industrial and military applications. Earnings growth will likely be below trend line this year, due to overall industry weakness. We anticipate a resumption of healthy double-digit growth next year.

AOL TIME WARNER INC. (AOL - $23.65 - NYSE) owns one of the finest collections of media assets in the world. The company is the leader in providing Internet access, with over 34 million subscribers to its America Online service. In addition, the company is the largest operator of cable TV systems and a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are sound with double-digit growth in operating cash flow expected to continue for the foreseeable future.

AUTOMATIC DATA PROCESSING INC. (ADP - $58.27 - NYSE) is primarily a provider of automated payroll services. The company also sells other human resource services and trade processing services for the stock brokerage industry. The company has an impressive record of consistent double-digit growth in earnings spanning a number of years. We believe the company will continue to grow earnings at a mid-teen rate going forward.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $51.41 - NYSE) is one of the top two radio broadcasters along with Infinity Broadcasting, owned by Viacom (VIA - $48.60 - NYSE). The company is also a leader in outdoor advertising. Radio ad rates are low compared to other media like TV and newspapers, which gives radio operators some pricing protection. Last year we saw a cyclical decline in advertising, reflecting the slower economy and the loss of dotcom business. We expect a recovery in ad spending over the course of the year, which should put the company back on its double-digit growth track.

INTEL CORP. (INTC - $30.41 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market and "server farms" for managing the electronic commerce needs of other companies. As a leader in flash memory chips, Intel will benefit from the growth expected in the wireless handset business. While earnings suffered last year from the economic slowdown, we expect improving business over the course of the year and believe that the company will grow earnings at a double-digit rate over the next several years. Personal computers remain the primary tool for accessing the Internet and running businesses.

JOHNSON & JOHNSON (JNJ - $64.95 - NYSE) is a diversified health care company that derives over half its revenues from pharmaceuticals. Its most recognized brand is Tylenol. The company's new drug coated stents have received strongly positive reviews and should be a terrific new product when fully launched. Because of its diversification, the company's growth has been relatively consistent over the years. We expect the company to grow at a low teen rate over the next few years.

MARSH & McLENNAN COMPANIES INC. (MMC - $112.74 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of the Putnam Funds, which manage $315 billion in assets. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate accelerated in recent years due primarily to the success of Putnam. While Putnam's growth is expected to slow this year, we expect the insurance brokerage business to benefit handsomely from a better pricing environment. We expect MMC to grow earnings at a double-digit rate over the next few years.

MELLON FINANCIAL CORP. (MEL - $38.59 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent 84% of revenues. Assets under management now exceed $590 billion, which creates an enviable stream of fee revenue of a recurring nature, something which all bankers prize.

NORTHERN TRUST CORP. (NTRS - $60.11 - NASDAQ) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc.) and continues to build its fee income in a methodical way. We believe earnings can continue to grow at a double-digit rate, powered by growth in managed assets, which exceed $330 billion, and growth in assets under administration, which exceed $1.6 trillion. We regard NTRS as a trophy property within the financial sector.

PFIZER INC. (PFE - $39.74 - NYSE) is a diversified consumer products and pharmaceutical company. The company has a research budget in excess of $5 billion, which bodes well for future growth. Business trends are strong and we expect the company to grow earnings at a high teens rate for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies. The company's leading products include Lipitor (cholesterol),Viagra (impotence), Norvasc (blood pressure), Zithromax (antibiotic) and Zoloft (antidepressant).

STATE STREET CORP. (STT - $55.38 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $6.2 trillion under custody. Additionally, the company is a major asset manager itself with over $775 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors. State Street is an impressively consistent financial services company.

TEXAS INSTRUMENTS INC. (TXN - $33.10 - NYSE) is the largest provider of digital signal processors (DSPs), a critical component for digital communication devices, including wireless phones and digital subscriber lines (DSLs). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. While 2001 earnings for the DSP chip industry, in which TXN is the leader, were hurt by the slowing in economic growth, we believe the company will resume a healthy double-digit earnings growth rate over the next few years.

THE HOME DEPOT INC. (HD - $48.61 - NYSE) is the undisputed King of home improvement stores. With a reputation for low prices and good customer service, HD is far and away the market share leader in an attractive retailing niche. The company operates over 1,300 Home Depot stores, roughly 45 EXPO Design Center stores and a handful of Villager's Hardware stores. The company has begun international expansion with stores in Canada, Chile, Argentina, Puerto Rico and Mexico. We think earnings can grow at about a 20% rate over the next few years.

VIACOM INC. (VIA'B - $48.37 - NYSE) is a leading media content company, owning properties such as MTV, Nickelodeon, Showtime, TNN, Paramount, the CBS network, CBS-owned TV station group and Infinity radio stations. Growth slowed last year with the weak economy but we are confident the company can grow at a low double-digit rate over the next few years.

WYETH (WYE - $65.65 - NYSE), formerly known as American Home Products, is a leading pharmaceutical and consumer products company. The company's Wyeth-Ayerst Laboratories subsidiary accounts for about 70% of sales and its best-known drug is Premarin, an estrogen replacement drug. The company also makes nutritionals (Promil and Nursoy), cardiovascular therapies (Cordarone) and over-the-counter drugs like Advil, Centrum and Robitussin through its Whitehall-Robins unit. The company has no serious patent expirations on the immediate horizon and has one of the faster growing pharmaceutical businesses. We think the company can grow earnings at a low teen rate over the next few years.

MINIMUM INITIAL INVESTMENT - $1,000
      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                                   WHEN
                         ---                                   ----
      Special Chats:     Mario J. Gabelli                      First Monday of each month
                         Howard Ward                           First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          MAY                                  JUNE                           JULY
                          ---                                  ----                           ----
   1st Wednesday          Ivan Arteaga                         Henry Van der Eb               Ivan Arteaga
   2nd Wednesday          Charles Minter & Martin Weiner       Caesar Bryan                   Caesar Bryan
   3rd Wednesday          Walter Walsh & Laura Linehan         Ivan Arteaga                   Lynda Calkin
   4th Wednesday          Hart Woodson                         Barbara Marcin                 Henry Van der Eb
   5th Wednesday          Barbara Marcin                                                      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      This may very well be another challenging year for investors. Fortunately, the economy appears to be perking up and nothing is more important for the stock market than improving corporate profits. I expect news on the economy, the stock market and the war on terrorism to be a mixed bag, especially for the next six months or so, possibly longer. Should the economic recovery truly gain traction, then the stock market may find itself nicely higher before year's end. I feel strongly that by the time it is obvious that "we are out of the woods," the market will have had another leg up and the easy money will have been made. There remains a real risk that the recovery falters and takes the stock market down with it. I just don't think that is the most likely outcome at this stage. There are not a lot of attractive places to park investment capital these days. I simply believe the stock market will prevail over the next 12 to 18 months.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.



                                                     Sincerely,
                                                     /S/ Howard F. Ward, CFA

                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager
April 15, 2002


                                TOP TEN HOLDINGS
                                 MARCH 31, 2002
--------------------------------------------------------------------------------

Viacom Inc., Cl. B                      Johnson & Johnson
State Street Corp.                      Pfizer Inc.
Clear Channel Communications Inc.       Northern Trust Corp.
Mellon Financial Corp.                  AOL Time Warner Inc.
The Home Depot Inc.                     Wyeth

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
    SHARES                                                       VALUE
   -------                                                      -------

             COMMON STOCKS -- 99.9%
             BROADCASTING -- 5.4%
  2,966,600  Clear Channel Communications Inc.+ ........  $  152,512,906
                                                          --------------
             BUSINESS SERVICES -- 7.8%
  1,535,000  Automatic Data Processing Inc. ............      89,444,450
  1,298,100  Interpublic Group of Companies Inc. .......      44,498,868
    922,000  Omnicom Group Inc. ........................      87,036,800
                                                          --------------
                                                             220,980,118
                                                          --------------
             CABLE -- 2.5%
  1,089,000  Cablevision Systems Corp., Cl. A+ .........      37,026,000
  1,035,000  Comcast Corp., Cl. A, Special+ ............      32,913,000
                                                          --------------
                                                              69,939,000
                                                          --------------
             COMMUNICATIONS EQUIPMENT -- 8.3%
  2,751,000  Cisco Systems Inc.+ .......................      46,574,430
  2,945,000  Motorola Inc. .............................      41,819,000
  2,450,000  Nokia Corp., ADR ..........................      50,813,000
  1,503,000  Qualcomm Inc.+ ............................      56,572,920
  3,740,000  Tellabs Inc. ..............................      39,157,800
                                                          --------------
                                                             234,937,150
                                                          --------------
             COMPUTER HARDWARE -- 2.7%
  1,690,000  Dell Computer Corp.+ ......................      44,125,900
  3,810,000  Sun Microsystems Inc.+ ....................      33,604,200
                                                          --------------
                                                              77,730,100
                                                          --------------
             COMPUTER SOFTWARE AND SERVICES -- 2.8%
  3,175,000  EMC Corp.+ ................................      37,846,000
    680,000  Microsoft Corp.+ ..........................      41,010,800
                                                          --------------
                                                              78,856,800
                                                          --------------
             ELECTRONICS -- 7.4%
  1,375,000  Analog Devices Inc.+ ......................      61,930,000
  2,240,000  Intel Corp. ...............................      68,118,400
  2,376,000  Texas Instruments Inc. ....................      78,645,600
                                                          --------------
                                                             208,694,000
                                                          --------------
             ENTERTAINMENT -- 9.2%
  4,250,000  AOL Time Warner Inc.+ .....................     100,512,500
  3,290,851  Viacom Inc., Cl. B+ .......................     159,178,463
                                                          --------------
                                                             259,690,963
                                                          --------------
             FINANCIAL SERVICES -- 23.9%
    480,000  Goldman Sachs Group Inc. ..................      43,320,000
    718,500  Marsh & McLennan Companies Inc. ...........      81,003,690
  3,371,000  Mellon Financial Corp. ....................     130,086,890
    815,000  Merrill Lynch & Co. Inc. ..................      45,134,700
  2,014,900  Northern Trust Corp. ......................     121,115,639
  3,660,000  Schwab (Charles) Corp. ....................      47,909,400
  2,868,800  State Street Corp. ........................     158,874,144
  1,954,900  Stilwell Financial Inc. ...................      47,875,501
                                                          --------------
                                                             675,319,964
                                                          --------------

                                                                 MARKET
    SHARES                                                       VALUE
   -------                                                      -------

             FOOD AND BEVERAGE -- 1.4%
    500,000  PepsiCo Inc. ..............................  $   25,750,000
    520,000  Sysco Corp. ...............................      15,506,400
                                                          --------------
                                                              41,256,400
                                                          --------------
             HEALTH CARE -- 15.7%
    438,000  Amgen Inc.+ ...............................      26,139,840
    594,000  Baxter International Inc. .................      35,354,880
  1,989,000  Johnson & Johnson .........................     129,185,550
    535,000  Lilly (Eli) & Co. .........................      40,767,000
  3,097,500  Pfizer Inc. ...............................     123,094,650
  1,375,000  Wyeth .....................................      90,268,750
                                                          --------------
                                                             444,810,670
                                                          --------------
             PUBLISHING -- 1.7%
    697,500  McGraw-Hill Companies Inc. ................      47,604,375
                                                          --------------
             RETAIL -- 8.5%
  2,671,577  The Home Depot Inc. .......................     129,865,358
  1,678,400  Tiffany & Co. .............................      59,667,120
    450,000  Wal-Mart Stores Inc. ......................      27,580,500
    585,000  Walgreen Co. ..............................      22,926,150
                                                          --------------
                                                             240,039,128
                                                          --------------
             SATELLITE -- 1.4%
  2,370,000  General Motors Corp., Cl. H+ ..............      38,986,500
                                                          --------------
             WIRELESS COMMUNICATIONS -- 1.2%
  1,910,000  Vodafone Group plc, ADR ...................      35,201,300
                                                          --------------
             TOTAL COMMON STOCKS .......................   2,826,559,374
                                                          --------------
             TOTAL INVESTMENTS -- 99.9%
               (Cost $3,269,849,290) ...................   2,826,559,374
             OTHER ASSETS AND
               LIABILITIES (NET) -- 0.1% ...............       3,253,581
                                                          --------------
             NET ASSETS-- 100.0% .......................  $2,829,812,955
                                                          ==============
----------------
+    Non-income producing security.
ADR  American Depositary Receipt.

                See accompanying notes to financial statements.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                                                    TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                  (Net Asset Value may be obtained daily by calling
                          1-800-GABELLI after 6:00 P.M.)

                    BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

James P. Conn                   Anthony Torna
FORMER CHIEF INVESTMENT OFFICER INVESTEC ERNST & COMPANY
FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Dugald A. Fletcher              Anthonie C. van Ekris
PRESIDENT,                      MANAGING DIRECTOR
FLETCHER & COMPANY, INC.        BALMAC INTERNATIONAL, INC.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN, HALLMARK ELECTRICAL
GABELLI & COMPANY, INC.         SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

             OFFICERS AND PORTFOLIO MANAGER
Bruce N. Alpert                 Howard F. Ward, CFA
PRESIDENT AND TREASURER         PORTFOLIO MANAGER

James E. McKee
SECRETARY
                   DISTRIBUTOR
             Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
       State Street Bank and Trust Company

                  LEGAL COUNSEL
     Skadden, Arps, Slate, Meagher & Flom LLP

                                                           [GRAPHIC OMITTED]
                                                            MARIO J. GABELLI

THE
GABELLI
GROWTH
FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB406Q102SR


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002